UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2010

NESS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50954	98-0346908
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Ness Tower Atidim High-Tech Industrial Park, Building 4 Tel Aviv 61580, Israel	Ness Technologies 3 University Plaza, Suite 600 Hackensack, NJ 07601
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: +972 (3) 766-6800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2010, Aharon Fogel, the Chairman of the Board of Directors (the “Board”) of Ness Technologies, Inc. (the “Company”), formally notified the Company of his decision not to stand for re-election to the Board at the Company’s 2011 annual meeting of stockholders (the “2011 Annual Meeting”), and that he expects to retire in the beginning of 2011.  Mr. Fogel has served as the Chairman of the Board since 1999.

The Company expects to name a successor to Mr. Fogel in the coming months.  The Company has not yet set a date for the 2011 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NESS TECHNOLOGIES, INC.

Dated: September 7, 2010	By:	/s/ Ilan Rotem
Name: Ilan Rotem
Title: Chief Legal Officer and Secretary